UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-168129	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.
Orlando, Florida		32801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Properties.

On February 16, 2012, CNL Healthcare Trust, Inc. (the “Company”) acquired from affiliates of Primrose Retirement Communities, LLC, a senior housing developer and operator that is not affiliated with the Company (“Primrose”), five senior living facilities (each, a “Community” and, collectively, the “Communities”) for a purchase price of $84,050,000 (the “Purchase Price”), exclusive of closing costs. As previously reported in the Company’s current report on Form 8-K filed on December 20, 2011, the Company entered into an asset purchase agreement with respect to these properties on December 15, 2011.

The Company, through five separate subsidiaries each formed to own a Community (each, a “Senior Living Subsidiary” and, collectively, the “Senior Living Subsidiaries”), owns fee simple interests in each of the Communities, which are listed below. The Communities feature a total of 394 residential units.

Community	Location	Residential Units
Primrose of Casper	Casper, Wyoming	88
Primrose of Billings	Billings, Montana	76
Primrose of Grand Island	Grand Island, Nebraska	68
Primrose of Mansfield	Mansfield, Ohio	82
Primrose of Marion	Marion, Ohio	80

Each of the Communities will be operated by an affiliate of Primrose under a long-term lease agreement with the Company. The average age of the Communities is approximately five years.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 16, 2012, CHT Partners, LP, the operating partnership of the Company, and the Senior Living Subsidiaries (the “Borrowers”) entered into a Secured Loan Agreement with KeyBank National Association (the “Lender”), providing for a one-year senior secured facility in the original aggregate principal amount of $71,400,000 (the “Loan”). The Loan matures on February 16, 2013. The Loan is collateralized by first priority mortgages and deeds of trust on all real property of the Communities and by an assignment of all leases and agreements of the Borrowers relating to the use and occupancy of the Communities, as well as a lien on a corporate operating account maintained by the Lender for CHT Partners, LP, into which the Lender may sweep the proceeds of operating accounts each Senior Living Subsidiary is required to maintain with the Lender. The Company has guaranteed the Loan pursuant to a full recourse payment and performance guaranty in favor of Lender.

Interest and principal on the Loan are payable monthly. Each monthly principal installment is equal to 50% of the Company’s net offering proceeds from its current stock offering. Additionally, on or before the six month anniversary of the Loan, Borrowers are required to pay Lender an amount sufficient to reduce the aggregate outstanding principal balance under the Loan to an amount that would (i) cause the lesser of the (a) ratio of the outstanding principal Loan amount to the leased fee value of the Communities (as determined by appraisals received in connection with the Loan closing) and (b) the ratio of the outstanding principal Loan amount to the aggregate costs for the Communities (as determined as of the Loan closing) to be less than or equal to 65%, and (ii) result in a debt service coverage of not less than 1.40 to 1.0 as determined by Lender in its sole but reasonable discretion (the date such paydown is achieved being the “Performance Date”). The Company anticipates that compliance with this obligation will require the Borrowers to reduce the aggregate outstanding principal balance under the Loan by approximately $17,400,000 to approximately $54,000,000.

From loan closing until the date that the Loan has been reduced to approximately $54,000,000, the Loan will bear interest at a rate equal to LIBOR plus 6%. From the Performance Date through maturity, the Loan shall bear interest at a rate equal to LIBOR plus 3.25%. Commencing March 1, 2012 and until the Performance Date, the Company and the Borrowers are required to raise not less than $10,000,000 in equity as additional capital during each three month period. The additional capital will be deposited into a restricted account maintained by Lender and pledged as additional collateral for the Loan. So long as the Borrowers are not in default and Borrowers and the Company have raised such $10,000,000 in additional capital over the immediately preceding three month period, up to 50% of the aggregate monthly net offering proceeds may be used for acquisitions approved by the Lender, reasonable and customary costs and expenses, and for cash distributions. Failure to meet the additional capital raise obligation will not cause an event of default but so long as such failure exists, the Company may only use proceeds from the account subject to an approved quarterly budget for offering costs, interest and principal due on the Loan, cash distributions, acquisitions and other uses approved by the Lender. Additionally, until the Performance Date, the failure of the Company and the Borrowers to raise less than $3,500,000 during each three month period is an event of default under the Loan whereby the Lender may take all funds deposited in the restricted account and apply them to the Loan. The Borrowers will be permitted to make equity distributions as, and in an amount, necessary to maintain the Company’s status as a real estate investment trust, whether or not an event of default exists.

The Borrowers may prepay the Loan at any time, without prepayment penalty.

The Loan contains affirmative, negative and financial covenants customary for of the type, including limitations on incurrence of additional indebtedness, restrictions on distributions, minimum occupancy at the Communities, debt service coverage and minimum tangible net worth. The Loan also contains customary events of default relating to the Borrower and the Company.

Cautionary Statement

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Healthcare Trust, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and other documents filed from time to time with the Securities Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The required pro forma financial information for the transaction described in Item 2.01 above will be filed in accordance with Article 11 under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits

99.1	Press Release dated February 20, 2012 (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2012	CNL HEALTHCARE TRUST, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and Chief Financial Officer

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